ANCHOR TACTICAL REAL ESTATE FUND

(a series of Northern Lights Fund Trust IV)

Supplement dated October 19, 2018 to

the Prospectus and Statement of Additional Information dated December 29, 2017

The Board of Trustees of Northern Lights Fund Trust IV (the “Board”) has determined based on the recommendation of Anchor Capital Management Group, Inc., the Fund’s investment adviser (the “Adviser”) that with respect to the Anchor Tactical Real Estate Fund (the “Fund”), a series of the Northern Lights Fund Trust IV, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on November 7, 2018.

Effective immediately, the Fund will not accept any purchases and will no longer pursue its stated investment objective. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. The Fund will bear the expenses incurred in carrying out its liquidation including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to shareholders, whether or not the liquidation is effected. Shares of the Fund are otherwise not available for purchase.

Prior to November 7, 2018, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO NOVEMBER 7, 2018 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-844-594-1226.

This Supplement and the existing Prospectus and Statement of Additional Information dated December 29, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated December 29, 2017, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-844-594-1226.